                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                _______________

                                    FORM 8-K

                                 CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  March 25, 1996


                              Candela Corporation
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


            Delaware                       0-14742             04-2477008
-----------------------------------    ----------------    ------------------
  (State of other jurisdiction of      (Commission File      (IRS Employer
           Incorporation)                  Number)         Identification No.)

    530 Boston Post Road
    Wayland, Massachusetts                                 01778
    ----------------------                                 -----
     (Address of principal                               (zip code)
       Executive Offices)


Registrant's telephone number, including area code: (508) 358-7400


                   __________________________________________
                   (Former name or former address, if changed
                               since last report)


                TOTAL NUMBER OF SEQUENTIALLY NUMBERED PAGES ___
                        EXHIBIT INDEX APPEARS ON PAGE 8
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Item 5. Other Events
        ------------

        On September 4, 1992, the Board of Directors of Candela Corporation (the "Company") declared a dividend of one common stock purchase right (a "Right") for each outstanding share of the Company's Common Stock to stockholders of record at the close of business on September 22, 1992 (the "Record Date"). Each Right entitles the registered holder to purchase from the Company one share of common stock at an initial exercise price of $48.00 per share (the "Purchase Right"), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement, as amended from time to time (the "Rights Agreement") between the Company and The First National Bank of Boston, as Rights Agent, a copy of which was filed as Exhibit 4.1 to Form 8-K dated September 4, 1992, and such previous filing, including exhibits, is hereby incorporated by reference.

        The Company and The First National Bank of Boston, as Rights Agent, amended the Rights Agreement as of March 25, 1996 (the amendment being referred to as the "First Amendment" and contained herein as Exhibit No. 4.3). A Certificate of Amendment is contained herein as Exhibit No. 4.2. A description of the Rights under the Rights Agreement, as amended by the First Amendment, is set forth below. The following description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement and the First Amendment.

        Initially, the Rights will be attached to all Common Stock certificates representing shares then outstanding, and no separate Rights Certificates will be distributed. The Rights will separate from the Common Stock and a Distribution Date will occur upon the earlier of (i) 10 days following the date on which the Company's chief executive officer becomes aware that a person or group of affiliated or associated persons (an "Acquiring Person") has acquired, or obtained the right to acquire, beneficial ownership of more than 25% of the outstanding shares of Common Stock (the "Stock Acquisition Date"), (ii) 10 business days following the commencement of a tender offer or exchange offer that may result in a person or group beneficially owning 25% or more of such outstanding shares of Common Stock or (iii) 10 business days after the Continuing Directors (as defined in the Rights Agreement) of the Company shall declare any Person to be an Adverse Person, upon a determination that such Person, alone or together with its affiliates and associates, has become the Beneficial Owner of an amount of Common Stock which the Continuing Directors determine to be substantial (which amount shall in no event be less than 10% of the shares of Common Stock then outstanding) and a majority of the Continuing Directors (with the concurrence of a majority of the Independent Directors (as defined in the Rights Agreement)) determines, after reasonable inquiry and investigation, including consultation with such persons as such directors shall deem appropriate, that (a) such beneficial ownership by such person is intended to cause the Company to repurchase the Common Stock beneficially owned by such person or to cause pressure on the Company to take action or enter into such transaction or series of transactions intended to provide such person with short-term financial gain under circumstances where such directors determine that the best long-term interests of the Company and its stockholders would not be served by taking such action or entering into such transaction or series of transactions at that time or (b) such beneficial ownership is causing or is reasonably likely to cause a material adverse impact (including, but not limited to, impairment of relationships with customers or impairment of the Company's ability to maintain its competitive position on the business or prospects of the Company.

        Until the Distribution Date (or earlier redemption or expiration of the Rights), (i) the Rights will be evidenced by the Common Stock certificates and will be transferred with and only with such Common Stock certificates, (ii) new Common Stock certificates issued after the Record Date will contain a legend incorporating the Rights Agreement by reference and (iii) the surrender for transfer of any certificates for Common Stock outstanding, even without such notation, will also constitute the transfer of the Rights associated with the Common Stock represented by such certificate. Pursuant to the Rights Agreement, the Company reserves the right to require that, upon any exercise of Rights, a number of Rights may be exercised so that only whole shares of Common Stock will be issued.

        The Rights are not exercisable until the Distribution Date and will expire at the close of business on September 22, 2002, unless earlier redeemed or exchanged by the Company as described below.

        As soon as practicable after the Distribution Date, separate certificates evidencing the Rights ("Rights Certificates") will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and, thereafter, such separate Rights Certificates alone will represent the Rights. Except as otherwise determined by the Board of Directors and except in connection with shares of Common Stock issued upon the exercise of employee stock options issuable under other employee stock benefit plans or upon the conversion of convertible securities issued hereafter, only shares of Common Stock issued prior to the Distribution Date will be issued with Rights.

        In the event the Continuing Directors determine that a person is an Adverse Person or, at any time following the Distribution Date, (i) the Company is the surviving corporation in a merger with an Acquiring Person and its Common Stock is not changed or exchanged, (ii) a Person becomes the beneficial owner of more than 25% of the then outstanding shares of Common Stock (except pursuant to an offer for all outstanding shares of Common Stock which the Independent Directors determine to be fair to, and otherwise in the best interests of, the Company and its stockholders), (iii) an Acquiring Person engages in one or more "self-dealing" transactions as set forth in the Rights Agreement, or (iv) during such time as there is an Acquiring Person, an event occurs which results in such Acquiring Person's ownership interest being increased by more than 1% (e.g., a
                                                                       ----
reverse stock split), each holder of a Right will thereafter have the right to receive, upon exercise, that number of shares of Common Stock (or, in certain circumstances, cash, property or other securities of the Company) which equals the exercise price of the Right divided by one-half of the current market price (as defined in the Rights Agreement) of the Common Stock at the date of the occurrence of the event. However, Rights are not exercisable following the occurrence of any of the events set forth above until such time as the Rights are no longer redeemable by the Company as set forth below. Notwithstanding any of the foregoing, following the occurrence of any of the events set forth in this paragraph, all Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by an Acquiring Person or Adverse Person will be null and void. The events set forth in this paragraph are referred to as "Section 11(a)(ii) Events."

        In the event that, at any time following the Stock Acquisition Date, (i) the Company is acquired in a merger or other business combination transaction in which the Company is not the surviving corporation (other than a merger which follows an offer determined by the Board of Directors to be fair as described in clause (ii) of the preceding paragraph), or (ii) more than 50% of the Company's assets or earning power is sold or transferred, each holder of a Right (except

Rights which previously have been voided as set forth above) shall thereafter have the right to receive, upon exercise, that number of shares of common stock of the acquiring company which equals the exercise price of the Right divided by one-half of the current market price (as defined in the Rights Agreement) of such common stock at the date of the occurrence of the event. The events set forth in this paragraph and the Section 11(a)(ii) Events are collectively referred to as "Triggering Events."

        At any time after the occurrence of a Section 11(a)(ii) Event, a majority of the Continuing Directors (as defined in the Rights Agreement) may exchange the Rights (other than Rights owned by an Acquiring Person or Adverse Person which have become void), in whole or in part, at an exchange ratio of one share of Common Stock, or one Common Stock Equivalent (as defined in the Rights Agreement), per Right (subject to adjustment).

        The Purchase Price payable, and the number of shares of Common Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Common Stock, (ii) in the event of an issuance wholly for cash of any shares of Common Stock or Securities which by their terms are convertible into shares of Common Stock at less than the current market price, (iii) upon the distribution to holders of the Common Stock of assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).

        With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments amount to at least 1% of the Purchase Price. No fractional shares will be issued and, in lieu thereof, an adjustment in cash will be made based on the market price of the Common Stock on the last trading date prior to the date of exercise.

        In general, the Company may redeem the Rights in whole, but not in part, at any time until ten days following the Stock Acquisition Date, at a price of $.005 per Right (payable in cash, Common Stock or other consideration deemed appropriate by the Board of Directors). Under certain circumstances set forth in the Rights Agreement, the decision to redeem shall require the concurrence of a majority of the Continuing Directors. The Company may not redeem the Rights if the Continuing Directors have previously declared a person to be an Adverse Person. After the redemption period has expired, the Company's right of redemption may be reinstated if either (i) an Acquiring Person reduced his beneficial ownership to less than 10% of the outstanding shares of Common Stock in a transaction or series of transactions not involving the Company, or
(ii) the Board of Directors approves the merger of the Company with, or acquisition of the Company by, a Person unrelated to the Acquiring Person. Immediately upon the action of the Board of Directors ordering redemption of the Rights, with, where required, the concurrence of the Continuing Directors, the Rights will terminate and the only right of the holders of Rights will be to receive the $.005 per Right redemption price.

        Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to stockholders or to the Company, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Common Stock (or other consideration) of the Company or for common stock of the acquiring company as set forth above.

        Other than those provisions relating to the principal economic terms of the Rights, any of the provisions of the Rights Agreement may be amended by the Board of Directors of the Company prior to the earlier to occur of the determination that a person is an Adverse Person or the Distribution Date. After the earlier of such events, the provisions of the Rights Agreement may be amended by the Board of Directors (in certain circumstances with the concurrence of the Continuing Directors) in order to cure any ambiguity, to correct or supplement any provision which may be defective or inconsistent with other provisions, to make changes which do not adversely affect the interests of holders of Rights (excluding the interest of any Acquiring Person or any Adverse Person), or to shorten or lengthen any time period under the Rights Agreement; provided, however, that no amendment to adjust the time period governing
--------  -------
redemption shall be made at such time as the Rights are not redeemable.

        The Rights have certain anti-takeover effects, in that they will cause substantial dilution to a person or group that attempts to acquire a significant interest in the Company on terms not approved by the Board of Directors. However, the Rights should not interfere with any merger or other business combination approved by the Board of Directors.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

         (c)  Exhibits.
              --------

Exhibit No.                   Exhibit
-----------                   -------

   4.1 Rights Agreement, dated as of September 4, 1992, between Candela Corporation and The First National Bank of Boston, which includes as Exhibit A the Form of Rights Certificate, and as Exhibit B the Summary of Rights to Purchase Common Stock (incorporated herein by reference from Form 8-K dated September 4, 1992).

   4.2 Certificate of Amendment, dated as of March 25, 1996, by Candela Corporation.

   4.3 First Amendment to Rights Agreement, dated as of March 25, 1996, between Candela Corporation and The First National Bank of Boston.

   21.2 Press Release, dated March 26, 1996, announcing amendment of the Stockholder Rights Plan.

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                                   SIGNATURES
                                   ----------

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 26, 1996                               CANDELA CORPORATION



                                       By: /s/ Gerard E. Puorro
                                           -------------------------------
                                          Name:   Gerard E. Puorro
                                          Title:  President and Chief
                                                  Executive Officer

                                 EXHIBIT INDEX


Exhibit No.              Description                      Page
-----------              -----------                      ----

   4.1 Rights Agreement, dated as of September 4, 1992, between Candela Corporation and The First National Bank of Boston, which includes as Exhibit A the Form of Rights Certificate, and as Exhibit B the Summary of Rights to Purchase Common Stock (incorporated herein by reference from Form 8-K dated September 2, 1992).

   4.2 Certificate of Amendment, dated as of March 25, 1996, by Candela Corporation.

   4.3 First Amendment to Rights Agreement, dated as of March 25, 1996, between Candela Corporation and The First National Bank of Boston.

   21.2 Press Release, dated March 26, 1996, announcing amendment of the Stockholder Rights Plan.

                                      -8-